Goodwill	11 Months Ended
Dec. 31, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill	Goodwill

	December 31, 2019	January 31, 2019	January 31, 2018
	(In thousands)
Goodwill - beginning of year	$2,380	$3,513	$836
Acquisition	—	—	2,427
Impairment	—	(881)	—
Currency translation	12	(252)	250
Goodwill - end of year	$2,392	$2,380	$3,513

Goodwill was recognized in respect of acquisitions of MuOx Limited and Discuva Limited.

As a result of the Group's decision in June 2018 to discontinue development of ezutromid, management concluded that this was an indication of goodwill impairment associated with the acquisition of MuOx Limited which related to the utrophin program acquired. The Group determined the fair value of our reporting units by using a discounted cash flow methodology, which is largely based on assumptions about future events that may or may not occur as anticipated, and such deviations could have a significant impact on the estimated fair value of our reporting units. These assumptions included, but were not limited to, estimates of discount rates, future growth rates and terminal values for each reporting unit.

Based on this review, it was determined that the fair value of MuOx Limited was $0 as there would be no future cash flows attributable to the reporting unit, resulting in a goodwill impairment charge of $0.9 million being recognized in the year ended January 31, 2019. The Group determined the goodwill associated with Discuva Limited was not impaired as the fair value of the reporting units exceeded its net book value.